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             MASTER SERVICER'S CERTIFICATE
           (Delivered pursuant to Section 4.9
        of the Master Sale and Servicing Agreement)


            HOUSEHOLD FINANCE CORPORATION,
                Master Servicer
         HOUSEHOLD AUTO RECEIVABLES CORPORATION

            HOUSEHOLD AUTOMOTIVE TRUST IV
               Class A Notes, Series 2000-1


1.   This Certificate relates to the Distribution Date    March 17, 2000
occurring on

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2.  Series 2000-1 Information

(a)  The amount of Collected Funds with respect to the    $28,012,822.55
        Collection Period was equal to

(b)  The amount of Available Funds with respect to the    $28,143,409.40
        Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection           $37,144.60
        Period was equal to

(d)  Net Liquidation Proceeds for the Collection Period            $0.00
        was equal to
        (i) The annualized net default rate                    0.048868%

(e)  The principal balance of Series 2000-1 Receivables at the beginning of the Collection Period was equal to  $919,344,675.40

(f)  The principal balance of Series 2000-1 Receivables on the
        last day of the Collection Period was equal to   $904,888,366.02

(g)  The aggregate outstanding  balance of the Series 2000-1
        Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the Collection Period with respect to such $19,349,000.00 Distribution Date was equal to

(h)  The aggregate outstanding  balance of the Series
        2000-1 Receivables which were two
        payments (30-59 days) delinquent as of the close
        of business on the last day of the
        Collection Period with respect to such             $1,675,000.00
        Distribution Date was equal to

(i)  The aggregate outstanding  balance of the Series
        2000-1 Receivables which were three or
        more payments (60+ days) delinquent as of the
        close of business on the last day of the
        Collection Period with respect to such               $144,000.00
        Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the Distribution               $0.00
        Date was equal to

(k)  The Principal Distributable Amount for the           $14,292,442.00
        Distribution Date was equal to

(l) The Principal Amount Available for the Distribution $14,292,442.00 Date was equal to

(m)  The Aggregate Note Principal Balance was equal to   $627,452,000.00

(n)  The Aggregate Optimal Note Principal Balance was    $588,177,437.91
        equal to

(o)  The Targeted Credit Enhancement Amount was equal to $343,857,579.09

(p)  The Targeted Credit Enhancement Amount as a
        percentage of the Pool
       Balance on the Distribution Date was equal to               $0.38

(q)  The Targeted Reserve Account Balance was equal to    $27,146,650.98

(r)  The Reserve Account Deposit Amount for the           $11,112,982.50
        Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for the   $11,112,982.50
        Distribution Date

(t)  The Reserve Account Shortfall for the Distribution   $17,953,204.23
        Date

(u)  The amount on deposit in the Reserve Account after   $20,306,429.26
        distributions was equal to

(v)  The amount on deposit in the Reserve Account as a
        percentage of the Pool
       Balance on the Distribution Date was equal to           2.244081%

(w) The Targeted Overcollateralization Amount was equal $316,710,928.11 to

(x)   The ending overcollateralization was equal to      $291,728,808.02

(y)  The ending overcollateralization as a percentage of
        the Pool Balance on the
       Distribution Date was equal to                         32.239204%

(z)  The Weighed Average Coupon (WAC) was equal to                     0

(aa)  The Weighed Average Remaining Maturity (WAM) was                58
        equal to


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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                         $104.37267
   2.   Principal Distribution per $1,000                     $100.65100
   3.   Interest Distribution per $1,000                        $3.72167

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                            6.090000%
   2.   Class A-1 principal balance - beginning of       $142,000,000.00
        period
   3.   Accrual convention                               Actual/360
   4.   Days in Interest Period
                                                                      22
   5.   Class A-1 interest due                               $528,476.67
   6.   Class A-1 interest paid                              $528,476.67
   7.   Class A Interest Carryover Shortfall with                  $0.00
        respect to Class A-1
   8.   Class A-1 unpaid interest with respect to the              $0.00
        Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period $142,000,000.00
   2.  Class A-1 principal - amount due                   $14,292,442.00
   3.  Class A-1 principal - amount paid                  $14,292,442.00
   4.  Class A-1 principal balance - end of period       $127,707,558.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
        respect to Class A-1
   6.  Class A-1 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class A-1 Notes as a percentage of the total           20.827786%
        Notes outstanding on the Distribution Date
   8.  Class A-1 Notes as a percentage of the Pool            14.113073%
        Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                           $4.18611
   2.   Principal Distribution per $1,000                       $0.00000
   3.   Interest Distribution per $1,000                        $4.18611

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                           6.850000%
   2.   Class A-2 principal balance - beginning of       $153,000,000.00
        period
   3.   Accrual convention                               30/360
   4.   Days in Interest Period
                                                                      22
   5.   Class A-2 interest due                               $640,475.00
   6.   Class A-2 interest paid                              $640,475.00
   7.   Class A Interest Carryover Shortfall with                  $0.00
        respect to Class A-2
   8.   Class A-2 unpaid interest with respect to the              $0.00
        Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period $153,000,000.00
   2.  Class A-2 principal - amount due                            $0.00
   3.  Class A-2 principal - amount paid                           $0.00
   4.  Class A-2 principal balance - end of period       $153,000,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
        respect to Class A-2
   6.  Class A-2 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class A-2 Notes as a percentage of the total           24.952722%
        Notes outstanding on the Distribution Date
   8.  Class A-2 Notes as a percentage of the Pool            16.908163%
        Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage of the         31.021236%
        Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                           $4.46111
   2.   Principal Distribution per $1,000                       $0.00000
   3.   Interest Distribution per $1,000                        $4.46111

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                           7.300000%
   2.    Class A-3 principal balance - beginning of      $169,000,000.00
        period
   3.    Accrual convention                              30/360
   4.   Class A-3 interest due                               $753,927.78
   5.   Class A-3 interest paid                              $753,927.78
   6.   Class A Interest Carryover Shortfall with                  $0.00
        respect to Class A-3
   7.   Class A-3 unpaid interest with respect to the              $0.00
        Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period $169,000,000.00
   2.  Class A-3 principal - amount due                            $0.00
   3.  Class A-3 principal - amount paid                           $0.00
   4.  Class A-3 principal balance - end of period       $169,000,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
        respect to Class A-3
   6.  Class A-3 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class A-3 Notes as a percentage of the total           27.562157%
        Notes outstanding on the Distribution Date
   8.  Class A-3 Notes as a percentage of the Pool            18.676337%
        Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a percentage of        49.697573%
        the Pool Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                           $4.57111
   2.   Principal Distribution per $1,000                       $0.00000
   3.   Interest Distribution per $1,000                        $4.57111

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                           7.480000%
   2.    Class A-4 principal balance - beginning of      $163,452,000.00
        period
   3.    Accrual convention                              30/360
   4.   Class A-4 interest due                               $747,157.25
   5.   Class A-4 interest paid                              $747,157.25
   6.   Class A Interest Carryover Shortfall with                  $0.00
        respect to Class A-4
   7.   Class A-4 unpaid interest with respect to the              $0.00
        Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period $163,452,000.00
   2.  Class A-4 principal - amount due                            $0.00
   3.  Class A-4 principal - amount paid                           $0.00
   4.  Class A-4 principal balance - end of period       $163,452,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
        respect to Class A-4
   6.  Class A-4 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class A-4. Notes as a percentage of the total          26.657335%
        Notes outstanding on the Distribution Date
   8.  Class A-4 Notes as a percentage of the Pool            18.063223%
        Balance on the Distribution Date
   9. Class A-1, A-2, A-3 and A-4 Notes as a percentage 67.760796% of the Pool Balance on the Distribution Date



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